UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 10, 2008

CALIPER LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28229	33-0675808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Elm Street, Hopkinton, Massachusetts		01748
(Address of Principal Executive Offices)		(Zip Code)

(508) 435-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits

SIGNATURES

Ex-99.1 Press Release entitled “Caliper Life Sciences Reports Third Quarter 2008 Results;  Sharpens Growth Focus, Strengthens Balance Sheet and Reduces Costs”

Item 1.01 Entry into a Material Definitive Agreement

On November 10, 2008, Caliper Life Sciences, Inc. (“Caliper”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Dionex Corporation, a Delaware corporation (“Dionex”).  The Purchase Agreement provides for the sale of Caliper’s AutoTrace® product line to Dionex for a purchase price of approximately $5.0 million in cash.  The AutoTrace instrument is designed for automating water sample testing in the environmental market.  Under a separate Transition Services Agreement (TSA), Caliper will continue to sell and manufacture AutoTrace instruments and to service the customer installed base through January 31, 2009 on a compensated basis.  The closing of the transactions contemplated by the Purchase Agreement also occurred on November 10, 2008.

The purchase price is subject to adjustment based upon the value of inventory on hand as of the date of closing, and is later subject to a payment from Caliper to Dionex equal to the stated value of deferred contract maintenance obligations as of the termination date of the TSA, which is expected to be January 31, 2009.  The Purchase Agreement also contains representations, warranties and indemnities that are customary in asset sale transactions.

On November 10, 2008, the Company issued a press release announcing the entry into the Purchase Agreement and the completion of the transactions contemplated by the Purchase Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Purchase Agreement will be filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ending December 31, 2008.

Item 2.02.              Results of Operations and Financial Condition.

On November 10, 2008, Caliper Life Sciences, Inc. issued a press release announcing financial results for the third quarter and nine months ended September 30, 2008.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this report, including the information relating to financial results for the third quarter and nine months ended September 30, 2008 set forth in Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Caliper Life Sciences, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless Caliper Life Sciences specifically states that it is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01               Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit
Number	Description of Document

99.1	Press release entitled “Caliper Life Sciences Reports Third Quarter 2008 Results; Sharpens Growth Focus, Strengthens Balance Sheet and Reduces Costs”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALIPER LIFE SCIENCES, INC.

November 10, 2008	By:	/s/ Peter F. McAree

Peter F. McAree
Senior Vice President and CFO